EXHIBIT 10.21


                              First Allonge to the
                   Promissory Note dated May 17, 2000 made by
                                ASPI EUROPE, INC.
                                   in favor of
                       MANHATTAN INVESTMENTS INCORPORATED

     THIS FIRST ALLONGE to the Promissory Note, dated May 17, 2000 (the "Promissory Note"), made by ASPI EUROPE, INC., a Florida corporation (the "Company"), in favor of MANHATTAN INVESTMENTS INCORPORATED, a Nevis corporation ("MAN"), is made as of the 3rd day of October, 2000 by and between the Company and MAN.

                                   BACKGROUND

     WHEREAS, on May 17, 2000, MAN made a loan to the Company in the amount of US $125,000 as evidenced by the Promissory Note, and such Promissory Note was due and payable on or before August 31, 2000;

     NOW, THEREFORE, in consideration of the Company agreeing to treat the MAN Promissory Note on the same pro-rata terms, including all payments by the Company to principle and interest, as the $100,000 promissory note signed with Atlantic Trust on July 12, 2000, the Company and MAN hereby agree as follows:

     1. MAN will waive its immediate right to full payment of the principle and interest of the US $125,000 Promissory Note and will amend and restate the first and third paragraphs of the Promissory Note to read as follows:

     "In consideration of such loan or advance ("Advance") as MANHATTAN INVESTMENTS INCORPORATED, a Nevis Corporation ("MAN"), makes hereon to or for the benefit or at the request of ASPI EUROPE, INC., a Florida corporation (the "Maker"), the Maker hereby promises to pay on or before July 31, 2001 (the "Maturity Date") to MAN, or order (the "Holder"), in lawful money of the United States of America, all Advances, plus interest thereon, at the rate hereinafter provided."

     "Interest on this note shall accrue at a per annum rate of ten percent (10%) and will be payable semi-annually at January 31, 2001. The outstanding principal amount of this Note, together with unpaid accrued interest thereon, shall be due and payable in full on or before the Maturity Date."

     2. Except as amended herein, the Promissory Note shall continue in full force and effect and shall be enforceable in accordance with its terms. Nothing herein contained shall constitute a novation of the Promissory Note.

     3. This First Allonge and the Promissory Note shall constitute a single instrument.

     IN WITNESS WHEREOF, the Company has caused this First Allonge to the Promissory Note to be signed by its duly authorized officer as of the 12th day of October, 2000.




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                                 ASPI EUROPE, INC.


                                 By:  "Damon Poole"
                                      ------------------------------------------

                                 Damon Poole
                                 President and Chief Executive Officer


                                 MANHATTAN INVESTMENTS INCORPORATED


                                 By:  "David Craven"
                                      ------------------------------------------
                                 Name:   David Craven
                                 Title:  Director